EXHIBIT 1


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of Essex International Inc. and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Date:  May 23, 1997

                          GOLDMAN, SACHS & CO.

                          By:      /s/  Richard A. Friedman
                          Name:    Richard A. Friedman
                          Title:   Managing Director

                          THE GOLDMAN SACHS GROUP, L.P.
                          By:      The Goldman Sachs Corporation,
                                   its general partner

                          By:      /s/  Richard A. Friedman
                          Name:    Richard A. Friedman
                          Title:   Executive Vice President

                          GS ADVISORS, L.P.
                          By:      GS Advisors, Inc., its general partner

                          By:      /s/  Richard A. Friedman
                          Name:    Richard A. Friedman
                          Title:   President

                          GS CAPITAL PARTNERS, L.P.
                          By:      GS Advisors, L.P., its general partner
                          By:      GS Advisors, Inc., its general partner

                          By:      /s/  Richard A. Friedman
                          Name:    Richard A. Friedman
                          Title:   President

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                          STONE STREET FUND 1992, L.P.
                          By:      Stone Street Performance Corp.,
                                   its general partner

                          By:      /s/  Richard A. Friedman
                          Name:    Richard A. Friedman
                          Title:   Vice President

                          BRIDGE STREET FUND 1992, L.P.
                          By:      Stone Street Performance Corp.,
                                   its managing general partner

                          By:      /s/  Richard A. Friedman
                          Name:    Richard A. Friedman
                          Title:   Vice President

                          STONE STREET PERFORMANCE CORP.

                          By:      /s/  Richard A. Friedman
                          Name:    Richard A. Friedman
                          Title:   Vice President


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